                                                             EXHIBIT NUMBER (21)
                                                               TO 1998 FORM 10-K


                    NORTHERN TRUST CORPORATION SUBSIDIARIES
                              AS OF MARCH 1, 1999
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


                                                                   Percent             Jurisdiction of
                                                                   Owned               Incorporation
                                                                   -------             --------------

The Northern Trust Company                                          100%               Illinois
 NorLease, Inc.                                                     100%               Delaware
 MFC Company, Inc.                                                  100%               Delaware
 The Northern Trust Company, Canada                                 100%               Ontario, Canada
 Nortrust Nominees Ltd.                                             100%               London
 The Northern Trust Company U.K. Pension Plan Limited               100%               London
 The Northern Trust International Banking Corporation               100%               Edge Act
   The Northern Trust Company of Hong Kong Limited                  100%               Hong Kong
   Northern Trust Trade Services Limited                            100%               Hong Kong
   Northern Trust Fund Managers (Ireland) Limited                   100%               Ireland
 NTG Services, LLC                                                  100%               Delaware LLC
   NT Mortgage Holdings, LLC                                       99.6%               Delaware LLC

Northern Trust of Florida Corporation                               100%               Florida
 Northern Trust Cayman International, Ltd.                          100%               Cayman Islands,
                                                                                       BWI
 Northern Trust Bank of Florida N.A.                                100%               National Bank
  Realnor Properties, Inc.                                          100%               Florida
  Realnor Special Properties, Inc.                                  100%               Florida
  Realnor 1177, Inc.                                                100%               Florida
  Realnor Hallandale, Inc.                                          100%               Florida

Nortrust of Arizona Holding Corporation                             100%               Arizona
 Northern Trust Bank of Arizona N.A.                                100%               National Bank

Northern Trust of California Corporation                            100%               Delaware
 Northern Trust Bank of California N.A.                             100%               National Bank
 Berry, Hartell, Evers & Osborne, Inc.                              100%               Delaware,
                                                                                       (INACTIVE)

Metroplex Bancshares, Inc.                                          100%               Texas
 Metroplex Delaware Financial Corporation                           100%               Delaware
      Northern Trust Bank of Texas N.A.                            75.5%               National Bank

Fiduciary Services Inc.                                             100%               Texas

Tanglewood Bancshares, Inc.                                         100%               Texas
 Northern Trust Bank of Texas N.A.                                 24.5%               National Bank
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

                    NORTHERN TRUST CORPORATION SUBSIDIARIES
                              AS OF MARCH 1, 1999
                                  (continued)

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

                                                Percent   State of
                                                Owned     Incorporation
                                                -------   ---------------

Northern Futures Corporation                     100%     Delaware,
                                                          (INACTIVE)

Northern Trust of Colorado Corporation           100%     Delaware
 Northern Trust Bank of Colorado                 100%     Colorado

Northern Trust Bank, FSB - Michigan              100%     Federal Thrift

Northern Trust Holdings L.L.C.                   100%     Delaware

Northern Investment Corporation                  100%     Delaware

Northern Investment Management Company           100%     Delaware

Northern Trust Securities, Inc.                  100%     Delaware

Northern Trust Services, Inc.                    100%     Illinois

Nortrust Realty Management, Inc.                 100%     Illinois

The Northern Trust Company of New York           100%     New York

Northern Trust Retirement Consulting, L.L.C.     100%     Delaware

Northern Trust Global Advisors, Inc.             100%     Delaware
 NT Global Advisors, Inc.                        100%     Ontario, Canada
 Northern Trust Global Advisors Limited          100%     England
 The Northern Trust Company of Connecticut       100%     Connecticut
 NT Fund Advisors of Quebec, Inc.                100%     Quebec, Canada

Northern Trust Quantitative Advisors, Inc.       100%     Illinois

NTC Capital I                                    100%     Delaware

NTC Capital II                                   100%     Delaware
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